UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2011

EPL INTERMEDIATE, INC.

(Exact name of registrant as specified in its charter)

333-115644

(Commission File Number)

Delaware	13-4092105
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3535 Harbor Blvd. Suite 100, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On June 6, 2011, El Pollo Loco, Inc. (“EPL”) and EPL’s parent company, ELP Intermediate, Inc. (“EPLI”), issued a press release announcing that EPL had commenced a cash tender offer and consent solicitation for any and all of its outstanding 11.75% Senior Secured Notes due 2012 and any and all of its outstanding 11.75% Senior Notes due 2013 and EPLI had commenced a cash tender offer and consent solicitation for any and all of its outstanding 14.5% Senior Discount Notes due 2014.  A copy of the press release is filed as Exhibit 99.1 attached hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

EPL INTERMEDIATE, INC. (Registrant)

By:	/s/ Edith R. Austin
Edith R. Austin Corporate Secretary

Date:  June 6, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 6, 2011.